UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	July 11, 2012

ThermoEnergy Corporation
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

33-46104-FW	71-0659511
(Commission File Number)	(IRS Employer Identification No.)

10 New Bond Street, Worcester, Massachusetts	01606
(Address of principal executive offices)	(Zip Code)

(508) 854-1628
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

We are filing this Amendment No. 1 to our Current Report on Form 8-K (originally filed on July 17, 2012) to correct the description of our Common Stock Purchase Warrants issued to Dawson James Securities, Inc., as disclosed in the third paragraph of Item 3.02.

Item 1.01 — Entry into a Material Definitive Agreement.

On July 11, 2012, we entered into separate Securities Purchase Agreements (the “Agreements”) with each of the individuals and entities identified in Item 3.02 below (the “Investors”) pursuant to which we issued to the Investors an aggregate of 17,316,250 shares of our Common Stock (the “Shares”) and Common Stock Purchase Warrants for the purchase of an additional 17,316,250 shares of our Common Stock (the “Warrants”). The aggregate purchase price for the Shares and Warrants was $1,731,625.

Among the Investors were four of our affiliates: Cary G. Bullock, our Chairman and CEO; Robert F. Marrs, our Vice President – Business Development; J. Winder Hughes III, a member of our Board of Directors; and The Quercus Trust, which is the beneficial owner of more than 10% of our Common Stock.

The Warrants entitle the holders thereof to purchase, at any time on or prior to July 11, 2017, shares of our Common Stock at an exercise price of $0.15 per share.

The Agreements include a price protection provision pursuant to which, in the event, and on each such occasion on or before January 11, 2014, we issue and sell any shares of our Common Stock or securities convertible into or exchangeable for shares of our Common Stock (“Convertible Securities”) (other than shares issued or issuable in certain transactions, including upon exercise of employee stock options, upon conversion or exercise of currently-outstanding Convertible Securities, or in connection with acquisitions or financing transactions) at a price less than $0.10 per share (a “Dilutive Transaction”), the purchase price for the Shares shall automatically be reduced to a price equal to the price at which such shares were issued and sold in the Dilutive Issuance (the “Reduced Price”) and we will issue to the Investors, for no additional consideration, a sufficient number of additional Shares so that the effective price per Share equals the Reduced Price. The Warrants include a similar price protection provision pursuant to which, upon a Dilutive Transaction, the exercise price of the Warrants shall automatically be reduced to a price equal to 150% of the Reduced Price. Upon such adjustment, the number of Warrant Shares issuable upon exercise of a Warrant shall automatically be adjusted by multiplying the number of shares issuable upon exercise of such Warrant immediately prior to the Dilutive Issuance by a fraction, (i) the numerator of which shall be the exercise price immediately prior to the Dilutive Issuance and (ii) the denominator of which shall be the exercise price as adjusted.

Pursuant to the Agreements, we agreed to prepare and file with the Securities and Exchange Commission (the “Commission”) a Registration Statement on Form S-1 (the “Registration Statement”) covering the Shares and the shares of our Common Stock issuable upon exercise of the Warrants (the “Warrant Shares”) and to prepare and file with the Commission any amendments to the Registration Statement and supplements to the prospectus contained therein (the “Prospectus”) as may be necessary to keep the Registration Statement continuously effective and in compliance with the provisions of the Securities Act of 1933, as amended (the “Securities Act”) applicable thereto so as to permit the Prospectus to be current and useable by the Investors for re-sales to the public of the Shares and the Warrant Shares until such date as all such Shares and Warrant Shares have been sold (or, if earlier, with respect to each Investor, until such Investor may resell all of the Shares and Warrant Shares held by him or it to the public without registration in reliance on Rule 144 under the Securities Act without limitation as to volume and without the requirement of any notice filing).

Each Warrant provides for cashless exercise if, on the date on which it is exercised, all of the Warrant Shares issuable thereunder are not eligible for resale to the public pursuant to a Registration Statement filed with the Commission and declared effective pursuant to the Securities Act.

The forms of the Agreements and of the Warrants are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and the foregoing descriptions are qualified in their entirety by reference to such Exhibits.

Item 3.02 — Unregistered Sales of Equity Securities.

On July 11, 2012, pursuant to the Agreements reported in Item 1.01 of this Current Report on Form 8-K, we issued and sold to the Investors identified below, for an aggregate purchase price of $1,731,625, (i) the number of Shares and (ii) Warrants for the purchase of the number of Warrant Shares, in each case as set forth opposite the names of such Investors:

Investor	Number of Shares	Number of Warrant Shares
Cary G. Bullock	625,000	625,000
J. Winder Hughes III	1,250,000	1,250,000
Robert F. Marrs	625,000	625,000
The Quercus Trust	650,000	650,000
George M. Abraham	1,250,000	1,250,000
Eduardo Diaz	500,000	500,000
Scott E. Douglass	1,250,000	1,250,000
Steven Etra	2,500,000	2,500,000
Subhash C. Gulati	156,250	156,250
Constantine Hagepanos	145,000	145,000
Constantine Hagepanos IRA	215,000	215,000
Gregory A. Harrison	312,500	312,500
Ryan Michael Hogan	312,500	312,500
Barry Honig	1,562,500	1,562,500
IVM Productions, Inc.	1,250,000	1,250,000
Carl C. Landegger	625,000	625,000
Gilbert E. Ludwig IRA	250,000	250,000
Charles McElheney IRA	156,250	156,250
Fred Militello	250,000	250,000
Jason Paulley IRA	500,000	500,000
Bruce M. Robinson	1,500,000	1,500,000
John R. Rogers	312,500	312,500
John R. Rogers IRA	312,500	312,500
Vincent Rose, Jr. IRA	325,000	325,000
David Sack	156,250	156,250
Robert Stanger	325,000	325,000

Each Investor has represented that he or it is an “accredited investor” (as such term is defined in Rule 501 of Regulation D) and that he or it was acquiring his or its Shares and Warrant and would acquire the Warrant Shares issuable upon exercise of such Warrant for investment for his or its own account and not with a plan or present intention to distribute such shares.

The Shares and Warrants were issued to the Investors in a series of transactions not involving a public offering and without registration under the Securities Act in reliance on the exemption from registration provided by Section 4(2) of such Act. For its services in connection with these transactions, we paid Dawson James Securities, Inc. (“Dawson James”), a registered broker-dealer, a fee of $135,412.50 and a non-accountable expense allowance of $27,082.50. We have also agreed to issue to Dawson James two Common Stock Purchase Warrants, in form identical to the Warrants issued to the Investors except that the cashless exercise provision will apply under all circumstances (the “Broker’s Warrants”). One of the Broker’s Warrants entitles the holder to purchase up to 1,354,125 shares of our Common Stock at an exercise price of $0.10 per share and the other Broker’s Warrant entitles the holder to purchase of up to 1,354,125 shares of our Common Stock at an exercise price of $0.15 per share.

We intend to use the net proceeds from the sale of the Shares and Warrants (after payment of fees and expenses) for general working capital purposes.

Item 9.01	Financial Statements and Exhibits

(c)     Exhibits

Exhibit No.	Description

10.1	Form of Securities Purchase Agreement dated as of July 11, 2012 by and between ThermoEnergy Corporation and each of the individuals and entities identified in Item 1.01 as “Investors” — Previously filed

10.2	Form of Common Stock Purchase Warrant issued pursuant to the Securities Purchase Agreements dated as of July 11, 2012 by and between ThermoEnergy Corporation and each of the individuals and entities identified in Item 1.01 as “Investors” — Previously filed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 15, 2012

THERMOENERGY CORPORATION
(Registrant)

By:	/s/ Cary G. Bullock
Name: Cary G. Bullock
Title: Chairman and Chief Executive Officer